VININGS INVESTMENT PROPERTIES, L.P.

                             FOURTH AMENDMENT TO THE
              AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
              -----------------------------------------------------

         This Fourth Amendment to the Amended and Restated Agreement of Limited Partnership of Vinings Investment Properties, L.P. is made as of July 1, 1998 by Vinings Investment Properties Trust, a Massachusetts business trust (the "Trust"), as general partner (the "General Partner") of Vinings Investment Properties, L.P., a Delaware limited partnership (the "Partnership"), and the Trust, limited partner of the Partnership for the purpose of amending the Amended and Restated Agreement of Limited Partnership of the Partnership dated June 30, 1997, as amended (the "Partnership Agreement"). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Partnership Agreement.

         WHEREAS, the Trust has made a capital contribution and has been admitted as a Limited Partner of the Partnership;

         WHEREAS, the Trust has purchased and retired a total of 117 of its shares of beneficial interest ("Shares") and the General Partner wishes to adjust the interests in the Partnership pursuant to Section 4.1 of the Partnership Agreement to accurately reflect such redemption;

         WHEREAS, the Trust has also issued a total of 20,000 additional Shares and has made an additional capital contribution to the Partnership and the General Partner has issued to the Trust additional units in the Partnership (the "Units") pursuant to Section 4.2 of the Partnership Agreement;

         NOW THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. CHANGE IN PERCENTAGE INTEREST.

         (a) Pursuant to Section 4.2 of the Partnership Agreement, the Trust's interest in the Partnership shall decrease by the number of Units associated with the redemption of Shares and shall increase by the number of Units issued in connection with the issuance of Shares as reflected on Exhibit A;

         (b) The change in limited partnership interests in the Partnership shall become effective as of the date of this Agreement.

SECTION 2. AMENDMENT TO PARTNERSHIP AGREEMENT.

         Pursuant to Section 4.1 of the Partnership Agreement, the General Partner, as general partner of the Partnership, hereby amends the Partnership Agreement by deleting Exhibit A thereto in its entirety and replacing it with the Exhibit A attached hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

VININGS INVESTMENT PROPERTIES, L.P.

By: Vinings Investment Properties Trust

General Partner

By: /s/ Peter D. Anzo
    ----------------------------
    Peter D. Anzo
    President

VININGS INVESTMENT PROPERTIES TRUST

By: /s/ Peter D. Anzo
    ----------------------------
    Peter D. Anzo
    President

                       Vinings Investment Properties, L.P.
       Fourth Amendment to the Amended and Restated Partnership Agreement

                                    Exhibit A
                                    ---------

                                          Percentage     Number of
Name and Address of Contributor            Interest     Units Issued
-------------------------------     -----------------------------------

GENERAL PARTNER:
----------------------
Vinings Investment Properties Trust          1.00%            13,432


LIMITED PARTNERS:
------------------
Vinings Investment Properties Trust         80.94%         1,087,193
The Vinings Group, Inc.                      0.67%             9,108
Hallmark Group Real Estate Service Corp.     0.67%             9,108

ASSIGNEES:
-------------
Irving Abrams                                0.49%             6,598
Tim R. Altman                                0.25%             3,299
William E. & Mary E. Butler                  0.25%             3,299
Donald E. Chace                              0.49%             6,598
Terry D. Douglass                            0.49%             6,598
Hazel E. Earsley                             0.25%             3,299
Stanley D. Eason                             0.49%             6,598
C.W. Gustav & Janice S. Eifrig               0.25%             3,299
Jane L. Finchum                              0.12%             1,649
Esty Foster                                  0.49%             6,598
Robert Hesseltine                            0.49%             6,598
Betty T. Hinds                               0.49%             6,598
Albert H. Hooper, Jr.                        0.49%             6,598
Mary Susan Leahy, Executor for the
   Estate of Joseph Dunbar Shields, Jr.      0.49%             6,598
Trustmark National Bank, Agent for
   Kathryn D. Little, Investment             0.49%             6,598
Patrick Paul McCarthy                        0.25%             3,299
James A. Melvin, Jr.                         0.49%             6,598
John R. Mileski                              0.49%             6,598
J. Cary Monroe                               0.25%             3,299
E. Ray Morris                                0.49%             6,598
Thomas W. Orcutt, M.D.                       0.49%             6,598
Thomas D. Price                              0.25%             3,299
Frederick R. Radcliffe                       0.25%             3,299
Joseph D. Shields, III, M.D.                 0.25%             3,299
M.F.  Soukkar                                0.49%             6,598
Virginia G. Sturwold                         0.25%             3,299
Oliver H. Tallman, II                        0.25%             3,299
Lewis F.  Wood, Jr.                          0.49%             6,598
Homer R. Yook                                0.25%             3,299
Alice C. Young                               0.25%             3,299
The Vinings Group, Inc.                      0.12%             1,650
Hallmark Group Real Estate Service Corp      0.12%             1,649
Robert L. Bell, M.D.                         0.49%             6,598
William G. Beshears, Jr.                     0.49%             6,598
Joseph Bonsall, Jr.                          0.49%             6,598
Harold J. DeBlanc, Jr., M.D.                 0.49%             6,598
William A. Hall                              1.96%            26,391
Robert G. Randall                            0.49%             6,598
Thomas L. Williams                           0.25%             3,299
Don M. Updegraff, Jr.                        0.12%             1,649
Majed S. Zakaria                             0.49%             6,598
                                           -----------   -------------
Total                                      100.00%         1,343,171
                                           ==========    =============